Dreyfus Premier
Worldwide Growth
Fund, Inc.

SEMIANNUAL REPORT
April 30, 1999


(R) [Dreyfus Logo]

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                    THE FUND

---------------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             10     Statement of Assets and Liabilities

                             11     Statement of Operations

                             12     Statement of Changes in Net Assets

                             14     Financial Highlights

                             18     Notes to Financial Statements

                                    FOR MORE INFORMATION

------------------------------------------------------------

                                    Back Cover

                      Dreyfus Premier     The Fund
           Worldwide Growth Fund, Inc.


LETTER FROM THE PRESIDENT
-------------------------

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Worldwide Growth Fund covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the Fund's Sub-Investment Adviser.

Many regional economies showed marked improvement after many of the world's central banks lowered key short-term interest rates to stimulate economic growth. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of the European Monetary Union (EMU) and the debut of a new currency, the euro.

These economic conditions produced mixed results for international stocks. Stock markets in Japan, Asia and Latin America began to recover over the past six months, showing their first signs of real strength in over a year. European markets, on the other hand, provided disparate performance. For example, while Spain and the United Kingdom experienced higher stock prices on average, others, such as Germany, declined.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Worldwide Growth Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Worldwide Growth Fund perform relative to its benchmark?

The Fund produced a total return of 16.55% for Class A shares, 16.12% for Class B shares, 16.10% for Class C shares and 16.69% for Class R shares over the six-month period ended April 30, 1999.1 In comparison, the Fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), provided a 22.31% total return.2 In addition, the Morgan Stanley Capital International World Index (MSCI World), a more global-based index, provided a total return of 19.57% for the same time period.3

We attribute the Fund's performance to the surprisingly rapid recovery of the global capital markets in the wake of last summer's stock market decline. Large-cap stocks performed especially well, particularly those enjoying the greatest exposure to the robust U.S. economy. The S&P 500 Index, which is heavily weighted toward large U.S. growth stocks, benefited from these conditions.

What is the Fund's investment approach?

Dreyfus Premier Worldwide Growth Fund invests primarily in large, well-established growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. Indeed, many of the Fund's holdings--selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential--responded well to the positive economic environment that prevailed during most of the period. Stocks of companies such as Citigroup that had lost significant value during August and September 1998 rebounded strongly in the autumn in response to this favorable environment as well as their own effective management initiatives.

                                                                  The Fund  3

The Fund also maintains a "buy-and-hold" investment strategy, which is based on remaining fully invested and on targeting long-term growth rather than short-term profit. Since we typically buy and sell relatively few stocks during the course of the year, we minimize the investors' tax liabilities and reduce the Fund's trading costs. During the recent six-month period, the Fund maintained a portfolio turnover rate of 1.4% (not annualized), well within our goal of an annual portfolio turnover rate below 15%. In addition, since we remained fully invested we participated fully in the market's strong recovery in late 1998.

Our investment strategy is also predicated on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. While the Fund was invested in several leading technology companies during the period, such as Intel and Microsoft, we avoided most high-flying Internet and technology companies because we found their stock prices to be higher than warranted by their financial strength and growth rates. We believed--and continue to believe--that the risks of such investments fail to outweigh the benefits. Consequently, the Fund held few such stocks at a time when investors bid the prices of many up to stratospheric levels.

What other factors influenced the Fund's performance?

Much of the Fund's performance resulted from our sector selection process, an analysis designed to identify industries likely to enjoy long-term growth. This process led us to maintain the Fund's relatively high level of exposure to stocks in the health care and financial industries, and, to a lesser extent, the food and beverage industry.

The Fund's investments in leading health care companies such as U.S.-based Johnson & Johnson and Swiss-based Roche Holdings, A.D.S. appreciated significantly in value during most of the period. Although the stocks of many major pharmaceutical companies declined during the final weeks of April because of concerns over expiring drug patents and new limits on Medicare reimbursements, most performed well overall.

The financial sector proved a fruitful area of investment as well. Some of our banking, insurance and other financial holdings recovered from their October 1998 lows to be among the Fund's best performers. We were particularly pleased with the performance of Chase Manhattan and French insurance giant Axa, which not only regained lost ground, but also went on to establish new all-time highs during the first few months of 1999. The food and beverage sector, in which the Fund held such companies as Coca-Cola and Groupe Danone, A.D.R., also benefited from the strengthening global economy and improved investor confidence.

What is the Fund's current strategy?

As of April 30, the long-term economic trends that have led us to emphasize health care, financials and consumer non-durables appear to remain in place. Specifically, the U.S. economy has continued to perform well--inflation and interest rates have remained low while consumer confidence has been high--and the global economy has shown continuing signs of stabilization and improvement. As a result, we have seen little reason to alter our asset allocation model. Nor have we observed changes in company fundamentals that might lead us to make significant changes among our individual holdings. Rather, we believe that the six-month reporting period has illustrated the virtues of global diversification among a carefully selected group of high-quality companies.

May 13, 1999


1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

2 SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

3 SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Unlike the Fund, which may invest in various types of securities and engage in different investment techniques, the Morgan Stanley Capital International World Index is an unmanaged index of global stock market performance, consisting of equity securities.

                                                                  The Fund  5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------------

Common Stocks--96.4%                                         Shares                      Value ($)
--------------------------------------------------------------------------------------------------
Automotive--5.4%
DailmerChrysler                                             382,637 a                   37,570,171
Ford Motor                                                  400,000                     25,575,000
General Motors                                              100,000                      8,893,750
                                                                                        72,038,921
Banking--4.6%
BankAmerica                                                 158,424                     11,406,528
Chase Manhattan                                             125,000                     10,343,750
Deutsche Bank, A.D.R.                                       220,000                     12,815,000
Union Bank of Switzerland                                    75,010 a                   25,495,525
                                                                                        60,060,803
Basic Materials--1.5%
Air Liquide, A.D.R.                                         650,000                     20,109,375

Capital Goods--7.1%
AlliedSignal                                                300,000                     17,625,000
Boeing                                                      120,000                      4,875,000
Caterpillar                                                  50,000                      3,218,750
Emerson Electric                                            175,000                     11,287,500
General Electric                                            210,000                     22,155,000
Mannesmann, A.D.R.                                          180,000                     23,580,000
Norsk Hydro, A.D.R.                                         150,000                      6,637,500
Philips Electronics                                          50,000                      4,268,750
                                                                                        93,647,500
Communications--6.9%
Bell Atlantic                                               170,000                      9,796,250
BellSouth                                                   500,000                     22,375,000
Embratel Participacoes, A.D.R                                30,000 a                      487,500
SBC Communications                                          500,000                     28,000,000
Tele Celular Participacoes, A.D.R.                            3,000                         59,438
Tele Centro Oeste Celular Participacoes, A.D.R.              10,000                         36,250
Tele Centro Participacoes, A.D.R.                             6,000 a                      318,750
Tele Leste Celular Participacoes, A.D.R.                        600                         21,525
Tele Nordeste Celular Participacoes, A.D.R.                   1,500                         33,000
Tele Norte Celular Participacoes, A.D.R.                        600                         18,375
Tele Norte Leste Participacoes, A.D.R.                       30,000 a                      508,125
Tele Sudeste Celular Participacoes, A.D.R.                    6,000                        171,375
Telecom Italia, A.D.R.                                      200,000                     21,237,500

--------------------------------------------------------------------------------------------------

Common Stocks (continued)                                    Shares                      Value ($)
--------------------------------------------------------------------------------------------------
Communications (continued)
Telecomunicacoes Brasileiras, A.D.R.                        105,000 a                        8,203
Telecomunicacoes Brasileiras, Holders A.D.R.                 75,000 a                    6,839,062
Telemig Celular Participacoes, A.D.R.                         1,500 a                       40,219
Telesp Celular Participacoes, A.D.R.                         12,000                        300,000
Telesp Participacoes, A.D.R.                                 30,000                        750,000
                                                                                        91,000,572
Computers--6.8%
Cisco Systems                                               260,000 a                   29,656,250
Compaq Computer                                             220,000                      4,908,750
Hewlett-Packard                                             210,000                     16,563,750
Microsoft                                                   480,000 a                   39,030,000
                                                                                        90,158,750
Electronics--4.4%
Intel                                                       950,000                     58,128,125

Energy--6.7%
BP Amoco, A.D.S.                                            260,000                     29,428,750
Chevron                                                      35,000                      3,491,250
Elf Aquitaine, A.D.S.                                       140,000                     10,937,500
Exxon                                                       120,000                      9,967,500
Mobil                                                        30,000                      3,142,500
Royal Dutch Petroleum, A.D.R.                               325,000                     19,073,438
Total, Cl. B, A.D.S.                                        190,594                     12,960,392
                                                                                        89,001,330
Finance--Misc--5.8%
Associates First Capital, Cl. A                             350,938                     15,550,940
Citigroup                                                   300,000                     22,575,000
Eurafrance                                                   30,216                     15,230,041
Hertz, Cl. A                                                 50,000                      2,984,375
Merrill Lynch                                               100,000                      8,393,750
Zurich Allied                                                20,000                     12,519,685
                                                                                        77,253,791
Food & Drugs--1.2%
Walgreen                                                    600,000                     16,125,000
Food, Beverage & Tobacco--10.1%
Coca-Cola                                                   450,000                     30,600,000
Diageo, A.D.S.                                              775,000                     35,746,875

                                                                  The Fund  7

--------------------------------------------------------------------------------------------------

Common Stocks (continued)                                    Shares                      Value ($)
--------------------------------------------------------------------------------------------------
Food, Beverage & Tobacco (continued)
Groupe Danone, A.D.R                                        200,000                     10,700,000
Hennessy Louis, A.D.S.                                      250,050                     13,033,856
Nestle, A.D.R.                                              170,000                     15,703,750
PepsiCo                                                     220,000                      8,126,250
Philip Morris                                               575,000                     20,160,938
                                                                                       134,071,669
Health Care--16.0%
Abbott Laboratories                                         325,000                     15,742,187
American Home Products                                      380,000                     23,180,000
Bristol-Myers Squibb                                        375,000                     23,835,938
Johnson & Johnson                                           325,000                     31,687,500
Merck                                                       450,000                     31,612,500
Pfizer                                                      450,000                     51,778,125
Roche Holdings, A.D.S.                                      285,000                     33,558,750
                                                                                       211,395,000
Household Products/Miscellaneous--4.8%
Estee Lauder, Cl.A                                           40,000                      4,005,000
Gillette                                                    300,000                     15,656,250
L'Oreal, A.D.R                                              230,000                     29,497,500
Procter & Gamble                                            150,000                     14,071,875
                                                                                        63,230,625
Insurance--5.3%
Axa                                                         240,361                     31,102,132
Berkshire Hathaway, Cl. A                                       325 a                   24,830,000
Berkshire Hathaway, Cl. B                                        28 a                       69,160
Marsh & McLennan                                            190,000                     14,546,875
                                                                                        70,548,167
Media/Entertainment--3.2%
Disney (Walt)                                                45,000                      1,428,750
McDonald's                                                  275,000                     11,653,125
Seagram                                                     460,000                     26,392,500
Tricon Global Restaurants                                    50,000 a                    3,218,750
                                                                                        42,693,125
Publishing--2.0%
News, A.D.S.                                                 12,000                        391,500
Pearson                                                   1,250,288                     26,594,851
                                                                                        26,986,351

--------------------------------------------------------------------------------------------------

Common Stocks (continued)                                    Shares                      Value ($)
--------------------------------------------------------------------------------------------------
Retail--.5%
Wal-Mart Stores                                             150,000                      6,900,000

Textiles-Apparel--1.9%
Christian Dior                                              170,000                     22,285,609
Polo Ralph Lauren, Cl. A                                    150,000 a                    3,337,500
                                                                                        25,623,109
Utilities--2.2%
Veba                                                        200,000                     10,991,382
Vivendi                                                      75,000                     17,559,209
Vivendi (Warrants)                                           25,000 a                       55,328
                                                                                        28,605,919
Total Common Stocks
   (cost $988,534,151)                                                               1,277,578,132
--------------------------------------------------------------------------------------------------
Preferred Stocks--1.6%                                       Shares                      Value ($)
--------------------------------------------------------------------------------------------------
Publishing;
News, A.D.S., Cum. $.4428
   (cost $15,235,564)                                       700,000                     21,393,750
--------------------------------------------------------------------------------------------------
                                                          Principal
Corporate Bonds--.0%                                     Amount ($)                      Value ($)
--------------------------------------------------------------------------------------------------
Zurich International,
2%, 3/1/2001
   (cost $4,537)                                              5,000                          3,317
--------------------------------------------------------------------------------------------------
                                                          Principal
Short-Term Investments--1.2%                             Amount ($)                      Value ($)
--------------------------------------------------------------------------------------------------
U.S. Treasury Bills:
   4.22%, 6/10/1999                                      10,781,000                     10,728,885
   4.38%, 6/17/1999                                       1,890,000                      1,879,265
   4.24%, 7/22/1999                                       1,366,000                      1,352,278
   4.39%, 7/29/1999                                       1,601,000                      1,583,853
Total Short-Term Investments
   (cost $15,546,117)                                                                   15,544,281
--------------------------------------------------------------------------------------------------
Total Investments (cost $1,019,320,369)                       99.2%                  1,314,519,480

Cash and Receivables (Net)                                      .8%                     10,049,619

Net Assets                                                   100.0%                  1,324,569,099

a Non-income producing.
See notes to financial statements.
                                                                  The Fund  9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------------
                                                                             Cost            Value
--------------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments             1,019,320,369    1,314,519,480
Cash                                                                                     7,113,119
Receivable for shares of Common Stock subscribed                                         7,667,108
Dividends and interest receivable                                                        2,582,632
Prepaid expenses                                                                           113,499
                                                                                     1,331,995,838
--------------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                              910,513
Due to Distributor                                                                         865,714
Payable for investment securities purchased                                              4,051,750
Payable for shares of Common Stock redeemed                                              1,401,548
Accrued expenses                                                                           197,214
                                                                                         7,426,739
--------------------------------------------------------------------------------------------------
Net Assets ($)                                                                       1,324,569,099
--------------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                      1,030,528,562
Accumulated distributions in excess of investment income--net                           (2,843,892)
Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                                          1,703,739
Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                                     295,180,690
--------------------------------------------------------------------------------------------------
Net Assets ($)                                                                       1,324,569,099

--------------------------------------------------------------------------------------------------
Net Asset Value Per Share
                                                Class A        Class B       Class C       Class R
--------------------------------------------------------------------------------------------------
Net Assets ($)                              325,456,454    828,082,244    168,645,812    2,384,589
Shares Outstanding                            9,385,031     24,508,060      5,035,759       69,218
--------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($)                     34.68          33.79          33.49        34.45

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------

Investment Income ($)
-------------------------------------------------------------------------------------------
Income:
Cash dividends (net of $325,063 foreign taxes withheld at source)                 6,754,513
Interest                                                                            865,509
Total Income                                                                      7,620,022
Expenses:
Investment advisory fee--Note 3(a)                                                4,013,942
Distribution fees--Note 3(b)                                                      3,047,870
Shareholder servicing costs--Note 3(c)                                            1,868,967
Registration fees                                                                   144,647
Custodian fees                                                                       85,061
Prospectus and shareholders' reports                                                 68,805
Professional fees                                                                    25,629
Directors' fees and expenses--Note 3(d)                                              11,425
Loan commitment fees--Note 2                                                          3,913
Miscellaneous                                                                         4,396
Total Expenses                                                                    9,274,655
Investment (Loss)                                                                (1,654,633)
-------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments and foreign currency transactions         2,238,601
Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                                 148,505,900
Net Realized and Unrealized Gain (Loss) on Investments                          150,744,501
Net Increase in Net Assets Resulting from Operations                            149,089,868

See notes to financial statements.

                                                                  The Fund  11

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------
                                                       Six Months Ended
                                                         April 30, 1999            Year Ended
                                                             (Unaudited)     October 31, 1998
---------------------------------------------------------------------------------------------
Operations ($):
Investment (loss)                                            (1,654,633)             (344,980)
Net realized gain (loss) on investments                       2,238,601             3,125,565
Net unrealized appreciation (depreciation)
  on investments                                            148,505,900            89,010,488
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                 149,089,868            91,791,073
---------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                                 (683,130)              (66,213)
Class C shares                                                  (19,085)                   --
Class R shares                                                   (7,604)               (1,945)
Net realized gain on investments:
Class A shares                                                 (709,920)              (44,142)
Class B shares                                               (2,081,046)             (115,429)
Class C shares                                                 (337,167)              (13,341)
Class R shares                                                   (5,069)                 (286)
Total Dividends                                              (3,843,021)             (241,356)
---------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares                                              222,628,673           250,413,601
Class B shares                                              229,155,984           273,701,814
Class C shares                                               81,943,039            57,703,537
Class R shares                                                1,676,143               641,385
Dividends reinvested:
Class A shares                                                1,193,098                97,249
Class B shares                                                1,557,002                91,390
Class C shares                                                  191,269                 6,189
Class R shares                                                   12,664                 2,229
Cost of shares redeemed:
Class A shares                                             (123,841,330)         (192,901,445)
Class B shares                                              (40,015,158)          (54,923,787)
Class C shares                                               (9,709,992)          (13,924,103)
Class R shares                                                 (739,203)             (327,614)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                                364,052,189           320,580,445
Total Increase (Decrease) in Net Assets                     509,299,036           412,130,162
---------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                         815,270,063           403,139,901
End of Period                                             1,324,569,099           815,270,063

See notes to financial statements.

---------------------------------------------------------------------------------------------
                                                       Six Months Ended
                                                         April 30, 1999            Year Ended
                                                             (Unaudited)     October 31, 1998
---------------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                                   6,673,835             8,646,917
Shares issued for dividends reinvested                           37,542                 3,838
Shares redeemed                                              (3,696,311)           (6,703,661)
Net Increase (Decrease) in Shares Outstanding                 3,015,066             1,947,094
----------------------------------------------------------------------------------------------
Class B
Shares sold                                                   7,092,172             9,520,449
Shares issued for dividends reinvested                           50,129                 3,675
Shares redeemed                                              (1,232,091)           (1,937,478)
Net Increase (Decrease) in Shares Outstanding                 5,910,210             7,586,646
----------------------------------------------------------------------------------------------
Class C
Shares sold                                                   2,561,792             2,018,042
Shares issued for dividends reinvested                            6,214                   251
Shares redeemed                                                (301,265)             (503,236)
Net Increase (Decrease) in Shares Outstanding                 2,266,741             1,515,057
----------------------------------------------------------------------------------------------
Class R
Shares sold                                                      51,009                22,298
Shares issued for dividends reinvested                              402                    89
Shares redeemed                                                 (23,231)              (11,471)
Net Increase (Decrease) in Shares Outstanding                    28,180                10,916

See notes to financial statements.

                                                                  The Fund  13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

----------------------------------------------------------------------------------------
                      Six Months Ended
                         April 30, 1999                 Year Ended October 31,
                                            --------------------------------------------
Class A Shares               (Unaudited)       1998     1997      1996     1995     1994
----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period             29.95       24.46    19.89     16.41    14.03    13.21
Investment Operations:
Investment income--net              .01         .09      .11       .13      .20      .16
Net realized and unrealized gain
  (loss) on investments            4.93        5.43     4.69      3.50     2.39      .66
Total from Investment Operations   4.94        5.52     4.80      3.63     2.59      .82
Distributions:
Dividends from investment
  income--net                      (.10)       (.02)    (.15)     (.14)    (.21)      --
Dividends from net realized
  gain on investments              (.11)       (.01)    (.08)     (.01)      --       --
Total Distributions                (.21)       (.03)    (.23)     (.15)    (.21)      --
Net asset value, end of period    34.68       29.95    24.46     19.89    16.41    14.03
----------------------------------------------------------------------------------------
Total Return (%)a                 16.55b      22.56    24.39     22.24    18.77     6.21
----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets                .58b       1.20     1.19      1.25     1.22     1.33
Ratio of net investment income
  to average net assets             .13b        .51      .66       .98     1.59     1.49
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager        --          --      .03       .12      .53      .75
Portfolio Turnover Rate            1.41b       5.33     1.20      1.24     1.16      .71
-----------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                   325,456     190,800  108,188    42,098   18,822   8,075

a Exclusive of sales load.
b Not annualized.
See notes to financial statements.

----------------------------------------------------------------------------------------
                      Six Months Ended
                         April 30, 1999                 Year Ended October 31,
                                            --------------------------------------------
Class B Shares               (Unaudited)       1998     1997      1996     1995     1994
----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period             29.20       24.01    19.58     16.22    13.89    13.17
Investment Operations:
Investment income (loss)--net      (.05)       (.04)    (.04)a     .04      .12      .09
Net realized and unrealized gain
  (loss) on investments            4.75        5.24     4.60      3.42     2.34      .63
Total from Investment Operations   4.70        5.20     4.56      3.46     2.46      .72
Distributions:
Dividends from investment
  income--net                        --          --     (.05)     (.09)    (.13)      --
Dividends from net realized
  gain on investments              (.11)       (.01)    (.08)     (.01)      --       --
Total Distributions                (.11)       (.01)    (.13)     (.10)    (.13)      --
Net asset value, end of period    33.79       29.20    24.01     19.58    16.22    13.89
----------------------------------------------------------------------------------------
Total Return (%)b                 16.12c      21.66    23.47     21.29    17.88     5.47
----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets                .95c       1.95     2.00      2.00     1.98     2.07
Ratio of net investment income
  (loss) to average net assets     (.24)c      (.24)    (.17)      .24      .84      .71
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager        --          --      .03       .12      .46      .75
Portfolio Turnover Rate            1.41c       5.33     1.20      1.24     1.16      .71
----------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                   828,082     543,079  264,375    74,833   32,555   10,867

a Based on average shares outstanding at each month end.
b Exclusive of sales load.
c Not annualized.
See notes to financial statements.

                                                                  The Fund  15

----------------------------------------------------------------------------------------
                                      Six Months Ended
                                        April 30, 1999         Year Ended October 31,
                                                         -------------------------------
Class C Shares                              (Unaudited)     1998    1997    1996    1995
----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period             28.95     23.80   19.51   16.22   15.56
Investment Operations:
Investment income (loss)--net                     (.03)     (.01)   (.06)b   .14    (.01)
Net realized and unrealized gain (loss)
  on investments                                  4.69      5.17    4.57    3.29     .67
Total from Investment Operations                  4.66      5.16    4.51    3.43     .66
Distributions:
Dividends from investment income--net             (.01)       --    (.14)   (.13)     --
Dividends from net realized gain on investments   (.11)     (.01)   (.08)   (.01)     --
Total Distributions                               (.12)     (.01)   (.22)   (.14)     --
Net asset value, end of period                   33.49     28.95   23.80   19.51   16.22
-----------------------------------------------------------------------------------------
Total Return (%)c                                16.10d    21.69   23.36   21.23    4.71d
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets            .94d     1.91    1.99    2.04    1.56d
Ratio of net investment income (loss)
  to average net assets                           (.23)d    (.21)   (.24)    .19    (.63)d
Decrease reflected in above expense ratios
  due to undertakings by the Manager                --        --     .03     .11     .73d
Portfolio Turnover Rate                           1.41d     5.33    1.20    1.24    1.16
-----------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)          168,646    80,169  29,845   1,086      48

a From June 21, 1995 (commencement of initial offering) to October 31, 1995. b Based on average shares outstanding at each month end.
c Exclusive of sales load.
d Not annualized.
See notes to financial statements.

---------------------------------------------------------------------------------------
                                      Six Months Ended
                                        April 30, 1999       Year Ended October 31,
                                                         -----------------------------
Class R Shares                              (Unaudited)     1998       1997       1996a
---------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period             29.77     24.30      19.74      18.03
Investment Operations:
Investment income--net                             .03       .20        .22        .03
Net realized and unrealized gain (loss)
  on investments                                  4.92      5.35       4.60       1.69
Total from Investment Operations                  4.95      5.55       4.82       1.72
Distributions:
Dividends from investment income--net             (.16)     (.07)      (.18)        --
Dividends from net realized gain on investments   (.11)     (.01)      (.08)      (.01)
Total Distributions                               (.27)     (.08)      (.26)      (.01)
Net asset value, end of period                   34.45     29.77      24.30      19.74
---------------------------------------------------------------------------------------
Total Return (%)                                 16.69b    22.89      24.71       9.51b
---------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets            .45b      .93        .95        .75b
Ratio of net investment income
  to average net assets                            .26b      .78        .87        .48b
Decrease reflected in above expense ratios
  due to undertakings by the Manager                --        --        .04        .07b
Portfolio Turnover Rate                           1.41b     5.33       1.20       1.24
---------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)            2,385     1,222        732        155

a From March 4, 1996 (commencement of initial offering) to October 31, 1996. b Not annualized.
See notes to financial statements.

                                                                  The Fund  17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Worldwide Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $1,941 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to

                                                                  The Fund  19
comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

                                       Annual Fee as a Percentage of
Total Net Assets                         Average Daily Net Assets
--------------------------------------------------------------------------
0 to $25 million                               .11 of 1%
$25 million up to $75 million                  .18 of 1%
$75 million up to $200 million                 .22 of 1%
$200 million up to $300 million                .26 of 1%
In excess of $300 million                     .275 of 1%

Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, retained $9,508 during the period ended April 30, 1999 from commissions earned on sales of the Fund's shares.

(b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $2,578,493 and $469,377, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor, at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $319,832, $859,498 and $156,459, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $298,249 pursuant to the transfer agency agreement.

(d) Each director who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                  The Fund  21

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $392,555,312 and $14,600,125, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $295,199,111, consisting of $304,529,776 gross unrealized appreciation and $9,330,665 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

               For More Information

                     Dreyfus Premier
                     Worldwide Growth Fund, Inc.

                     200 Park Avenue
                     New York, NY 10166

                     Investment Adviser

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Sub-Investment Adviser

                     Fayez Sarofim &Co.
                     Two Houston Center,
                     Suite 2907
                     Houston, TX 77010

                     Custodian

                     The Bank of New York
                     90 Washington Street
                     New York, NY 10286

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109


To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation  070/628SA994